SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8-K/A


                                 Amendment No. 1


                                       to


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): September 2, 1997



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                      1-13080                   06-1391084
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                     File No.)           Identification Number)

                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

Summit and Birch Hill Apartments
Statement of Revenue and Certain Expenses for the nine months ended September 30, 1997 and the year ended December 31, 1996 and for the period February 21, 1995 (date operations commenced) to December 31, 1995.

Glastonbury Center Apartments
Statement of Revenue and Certain Expenses for the nine months ended September 30, 1997 and years ended December 31, 1996 and 1995.

         (b)  Pro Forma Financial Statements

Pro Forma Condensed Balance Sheet as of September 30, 1997. Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 and the nine months ended September, 1997.

         (c)  Exhibits.

2.1 Offer to Exchange All Outstanding Units of Limited Partership Interest, dated as of June 16, 1997 by Grove Operating L.P. to the limited partners of and Farmington Summit Associates Limited Partnership

2.2 Offer to Exchange All Outstanding Units of Limited Partnership Interest, dated as of June 17, 1997 by Grove Operating L.P. to the limited partners of Heritage Court Associates Limited Partnership

                              GROVE PROPERTY TRUST
            Financial Statements of Properties Acquired and Pro Forma
                              Financial Information


                                Table of Contents

Item 7

Pro Forma Condensed Consolidated Financial Statements (Unaudited):

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997
Notes to Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Condensed Consolidated Statements of Income for the Six Months
   Ended June 30, 1997 and the Year Ended December 31, 1996
Notes to the Pro Forma Condensed Consolidated Statements of Income

SEPTEMBER 1997 PROPERTY ACQUISITIONS

Combined Financial Statements:

Report of Independent Auditors
Combined  Statements  of  Revenues  and  Certain  Expenses  for the Years  Ended
   December 31, 1996 and 1995 and for the six months ended June 30, 1997 (Unaudited)
Notes to the Combined Statements of Revenues and Certain Expenses

                              Grove Property Trust

                 Pro Forma Condensed Consolidated Balance Sheet

                                  June 30, 1997
                                   (Unaudited)


This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if: (i) acquisitions completed between July 1, 1997 and September 30, 1997, had occurred on June 30, 1997, and (ii) the Company used borrowings under the new Revolving Credit Facility, issued Operating Partnership Units and/or used working capital to purchase such properties. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Combined Financial Statements of Grove Property Services Limited Partnership and Property Partnerships, Grove Property Trust (F/K/A Grove Real Estate Asset Trust), the September 1997 Property Acquisitions, the financial statements of other properties acquired during 1997 and the related Notes thereto included herein or as filed on the Company's Form 10-KSB, as amended, for the year ended December 31, 1996 and on Form 10-QSB, as amended, for the six months ended June 30, 1997 and Forms 8-K, as amended, during 1997. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.


                                                      June 30, 1997
                             -----------------------------------------------------------
                                          Other Post          September 1997
                               Historical June 1997             Property
                                Company   Acquisitions   As     Acquisitions Pro Forma
                                   (A)     (B)        Adjusted      (B)     Consolidated
                             ------------------------------------------------------------
                                                    (In thousands)
Assets
 Real estate, net .........   $ 92,413   $  4,367    $ 96,780   $ 16,036    $112,816
 Cash and cash equivalents       1,762       (667)      1,095       (517)        578
 Resident security deposits      1,170       --         1,170       --         1,170
 Deferred costs, net ......      1,877       --         1,877       --         1,877
 Due from affiliates ......        675       --           675       --           675
 Other assets .............        527       --           527       --           527
                                   ---     ----         ---       ----          ---

 Total assets .............   $ 98,424   $  3,700    $102,124   $ 15,519    $117,643
                              ========   ========    ========   ========    ========


See accompanying notes.







                              Grove Property Trust

           Pro Forma Condensed Consolidated Balance Sheet (continued)

                                   (Unaudited)




                                                                                    June 30, 1997
                                                -------------------------------------------------------------------
                                                                                         September 1997
                                                             Other Post                    Property
                                               Historical    June 1997                   Acquisitions
                                                 Company    Acquisitions                     (B)       Pro Forma
                                                   (A)          (B)         As Adjusted                Consolidated
                                              ----------------------------------------------------------------------
                                                                                   (In thousands)

Liabilities and Shareholders' Equity
Mortgage notes payable ........................   $  44,028    $    --      $  44,028    $   9,772   $  53,800
Revolving credit facility .....................       1,825        8,600       10,425        2,300      12,725
Accounts payable and other liabilities ........       1,421         --          1,421         --         1,421
Due to affiliates .............................          88         --             88         --            88
Resident security deposits ....................       1,170         --          1,170         --         1,170
Dividends payable .............................       1,169         --          1,169         --         1,169
                                                      -----     ------          -----      ------        -----

Total liabilities .............................      49,701        8,600       58,301       12,072      70,373

Minority interests in consolidated partnerships       6,395       (4,900)       1,495         --         1,495
Minority interest in operating partnership ....      17,488         --         17,488        3,447      20,935

Shareholders' equity:
   Common shares ..............................          40         --             40         --            40
   Additional paid-in capital .................      25,466         --         25,466         --        25,466
   Distributions in excess of earnings ........        (666)        --           (666)        --          (666)
                                                       ----      ------           ----                     ----

Total shareholders' equity ....................      24,840         --         24,840         --        24,840
                                                     ------     -------        ------      -------      ------

Total liabilities and shareholders' equity ....   $  98,424    $   3,700    $ 102,124    $  15,519   $ 117,643
                                                  =========    =========    =========    =========   =========




See accompanying notes.

                              Grove Property Trust

             Notes to Pro Forma Condensed Consolidated Balance Sheet

                                  June 30, 1997

                                   (Unaudited)


(A) Balance sheet data was derived from the Company's consolidated financial statements as of and for the six months ended June 30, 1997 (Unaudited) as filed on its Form 10-QSB, as amended.

(B) Balance sheet data reflects the following acquisitions of properties and an interest in a property which were consummated by the Company between July 1, 1997 and September 30, 1997 as follows (in thousands):

                                                                                                 Method of Payment
                                                                                    --------------------------------------------
                                                                                               Revolving  Assumption   Value of
                                         Number of                        Purchase  Available  Credit         of       OP
      Properties           Location        Units        Date Acquired     Price(5)    Cash     Facility    Mortgage    Units
                                                                                                             Debt        (1)
----------------------- --------------- ------------ -------------------- --------- ---------- ---------- ------------ ---------

Other Post June 1997 Acquisitions
1.  Greenfield Village  Rocky Hill, CT      126      July 1, 1997(2)       $  4,367 $     667  $  3,700   $       -    $      -
2.  River's Bend        Windsor, CT         349      September 30,            4,900         -     4,900           -           -
                                                     1997(4)
                                                                          --------- ---------- ---------- ------------ ---------
                                                                              9,267       667     8,600           -           -
                                                                                    ---------- ---------- ------------ ---------
Less amounts consolidated in historical financial statements at June         (4,900)
30, 1997 (4)
                                                                          ---------
                                                                              4,367
                                                                          ---------
September 1997 Acquisitions
3.  Glastonbury Center  Glastonbury,        104      September 1,             5,404       150       397       4,423         434
                        CT                           1997(3)
4.  Summit and Birch
   Hill                 Farmington, CT      184      September 1,            10,632       367     1,903       5,349       3,013
   (2 properties)                                    1997(3)
                                                                          --------- ---------- ---------- ------------ ---------
                                                                           $16,036        517     2,300       9,772       3,447
                                                                          ========= ========== ========== ============ =========
                                                                                    $   1,184  $ 10,900   $   9,772    $  3,447
                                                                                    ========== ========== ============ =========

(1) Operating Partnership ("OP") Unit Holders are represented on the accompanying pro forma condensed consolidated balance sheet as "minority interest in operating partnership." The value ascribed to the OP Units for 3 and 4 above was $10.50 per OP Unit, representing actual amounts.
(2) The Company previously filed Form 8-K, as amended, with respect to this acquisition.
(3) Glastonbury Center and Summit and Birch Hill are collectively referred to as the "September 1997 Property Acquisitions".
(4) This represents the acquisition of a remaining 71.1% interest in a property in which the Company previously owned a 28.9% interest. The owner of the 71.1%, pursuant to a certain put and call option, put the remaining interest in the property to the Company on September 30, 1997.
(5) Includes closing costs.


                              Grove Property Trust

              Pro Forma Condensed Consolidated Statements of Income

                                   (Unaudited)


These unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if (i) Grove Property Services Limited Partnership and Property Partnerships and other properties and interests in properties which were acquired between January 1, 1996 and September 30, 1997, were acquired by the Company and (ii) the Consolidation Transactions, including the New Equity Investment and Refinancings, all had occurred as of January 1, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the Consolidated Financial Statements of the Company, the Combined Financial Statements of Grove Property Services Limited Partnership and Property Partnerships, the September 1997 Property Acquisitions and financial statements of other properties and interests in properties acquired between January 1, 1996 and September 30, 1997 and related Notes thereto included herein or as filed on the Company's Form 10-KSB, as amended, for the year ended December 31, 1996 and on Form 10-QSB, as amended, for the six months ended June 30, 1997 and Forms 8-K, as amended, during 1997. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.



                              Grove Property Trust

        Pro Forma Condensed Consolidated Statements of Income (continued)

                                   (Unaudited)


                                        Six Months Ended June 1997
                        --------------------------------------------------------------------------------
                                     Other
                                     Post                                         September
                                    January                                          1997
                         Historical  1996                                          Property
                                     Acquis-               Management               Acquis-
                           Company   itions    Pro Forma    Company        As       itions    Pro Forma
                             (A)       (B)    Adjustments  Adjustments  Adjusted     (B)      Consolidated
                        -----------------------------------------------------------------------------------
                                              (In thousands)

Revenues:
Rental income ........   $  5,438   $  5,076    $   --      $     (9)(G) $10,505   $  1,257    $ 11,762
Property management ..        218        330        --          (295)(H)     253       --           253
Interest and other ...        128        251        --            (4)(G)     375          9         384
                         --------    --------    --------    --------   --------    --------    -------

Total revenues .......      5,784      5,657        --          (308)     11,133      1,266      12,399
                         --------    --------    --------    --------    --------   --------    --------


Expenses:
Related party
   management fees ...         22        273        --          (295)(H)     --         --          --
Real estate taxes ....        542        580        --          --         1,122        117       1,239
Other property
   operating                1,964      2,360        (20)(G)      (71)(G)
                                                                  40 (G)   4,273        467       4,740
General and
   administrative ....                               30 (F)
                              347         36         (9)(G)       71 (G)     475       --           475
                         --------   --------    --------    --------    --------   --------    --------

Total operating
   expenses ..........      2,875      3,249           1        (255)      5,870        584       6,454
                         --------   --------    --------    --------    --------   --------    --------


Net operating income .      2,909      2,408          (1)        (53)      5,263        682       5,945

Interest expense .....        777        857         628(C)     --         2,262        370(C)    2,632

Depreciation and .....      1,155        617         (11)(D)
  amortization ......                                 480(E)    --         2,241       2,41(E)    2,482
                         --------   --------    --------      ------    --------   --------    --------


Income before minority
   interests .........        977        934      (1,098)        (53)        760         71         831
Minority interests in
   earnings of
   consolidated
   partnerships ......         49       --           (23)       --            26       --            26
Minority interest in
   earnings of
   Operating
   Partnership .......        314       --            (6)(J)    --           308         30(J)      338
                              ---     ----            --      -----          ---         --          --

Net income ...........   $    614   $    934    $ (1,069)   $    (53)   $    426   $     41    $    467
                         ========   ========    ========    ========    ========   ========    ========

See accompanying notes.



                                               Grove Property Trust

                         Pro Forma Condensed Consolidated Statements of Income (continued)

                                                    (Unaudited)


                                                           Year Ended December 31, 1996
                        ---------------------------------------------------------------------------------------------------
                                       Other Post                                                September
                                      January 1996                                                 1997
                         Historical   Acquisitions                  Management                   Property
                         Company (A)       (B)        Pro Forma      Company                   Acquisitions    Pro Forma
                                                     Adjustments   Adjustments    As Adjusted       (B)      Consolidated
                        ---------------------------------------------------------------------------------------------------
                                                       (In thousands)
Revenues:
Rental income             $     2,046   $    18,018   $     -       $   (30)(G)    $    20,034   $ 2,471       $    22,505
Property management                 -           777         -          (315)(H)            462         -               462
Interest and other                 36         1,219      (138)(G)      (204)(G)            506
                                                                       (307)(G)
                                                                       (100)(I)                       29               535
                        ---------------------------------------------------------------------------------------------------
Total revenue                   2,082        20,014      (138)         (956)            21,002     2,500            23,502
                        ---------------------------------------------------------------------------------------------------

Expenses:
Related party
   management fees                109           206         -          (315)(H)              -         -                 -
Real estate taxes                 208         2,070         -             -              2,278       235             2,513
Other property
   operating                      656         7,759      (149)(G)      (492)(G)          7,774       807             8,581
General and                        67           344       120 (F)
   administrative                                         (74)(G)       492 (G)            949         -               949
                        ---------------------------------------------------------------------------------------------------
Total operating
   expenses                     1,040        10,379      (103)         (315)            11,001     1,042            12,043
                        ---------------------------------------------------------------------------------------------------

Net operating income            1,042         9,635       (35)         (641)            10,001     1,458            11,459

Interest expense                  394         3,814       424 (C)         -              4,632       744 (C)         5,376
Depreciation and                  387         3,011        (6)(D)
   amortization                                         1,115 (E)         -              4,507       481 (E)         4,988
                        ---------------------------------------------------------------------------------------------------

Income before minority
   interest                       261         2,810    (1,568)         (641)               862       233             1,095
Minority interest in
   earnings of
   Operating                        -             -       362 (J)         -                362        98 (J)           460
   Partnership
                        ===================================================================================================
Net income                $       261   $     2,810   $(1,930)      $  (641)       $       500   $   135       $       635
                        ===================================================================================================

See accompanying notes.

                              Grove Property Trust

         Notes to Pro Forma Condensed Consolidated Statements of Income

                                   (Unaudited)
                                 (In thousands)


(A) Historical results of operations data were derived from the financial statements of the Company as filed on the Company's Form 10-KSB, as amended, for the year ended December 31, 1996 and on Form 10-QSB, as amended, for the six months ended June 30, 1997.

(B) The historical financial statements of the Company contain results of operations data for the properties below from the date of acquisition to the end of the respective period. The results of operations from the beginning of the respective period to the acquisition date is included in this column.

 Property/Entity                                            Date Acquired
 ---------------                                            -------------

 Other Post January 1996 Property Acquisitions

 1. Cambridge                                            January 12, 1996

 2. Grove Property Services Limited Partnership
    and Property Partnerships (20 properties
    and management company)(1)                            March 14, 1997

 3. Four Winds                                             June 1, 1997

 4. Brooksyde                                              June 1, 1997

 5. River's Bend                                           June 1, 1997
                          (28.9% controlling interest)
                               September 30, 1997
                        (71.1% non-controlling interest)

 6. Greenfield Village                                     July 1, 1997

 September 1997 Property Acquisitions(2)

 7.Glastonbury Center                                  September 1, 1997

 8. Summit and Birch Hill (2 properties)               September 1, 1997



     (1) The historical financial statements as filed on the Company's Form 10-KSB, as amended, for the year ended December 31, 1996 include a property (Talcott Forest) which was not included in the Consolidation Transactions and has been omitted herein.

     (2) See separate financial statements elsewhere herein.

(C)    Represents the following:
                                      Six Months Ended       Year Ended
                                      June 30, 1997 (1)   December 31, 1996
                                    ----------------------------------------
September 1997 Acquisitions
Pro forma interest expense              $        370          $        744
                                    ========================================

Other Post June 1997 Acquisitions
Pro forma interest expense on
refinanced debt and the new
Revolving Credit Facility               $      1,357          $      3,588
Historical interest expense
on refinanced debt                              (729)               (3,164)
                                    ========================================
                                        $        628          $        424
                                    ========================================

     (1) The New Equity Investment was effective March 14, 1997. The historical financial information for the period March 15, 1997 to June 30, 1997 already takes effect for this transaction.

          Pro forma interest expense is based on rates ranging from 6.5% to 8.3% per annum. Assumes proceeds of $30 million ($27.5 million after costs) were received by the Company in connection with the New Equity Investment on January 1, 1996, and that the remaining cash requirements were drawn down from the new Revolving Credit Facility or working capital.

(D)    Represents the following:
                                      Six Months Ended        Year Ended
                                      June 30, 1997(1)    December 31, 1996
                                    -----------------------------------------
Pro forma deferred financing
 amortization costs on new or
 refinanced loans                       $         26          $        139
Historical deferred financing
 amortization costs on refinanced
 loans or loans retired early                    (37)                 (145)
                                    =========================================
                                        $        (11)         $         (6)
                                    =========================================

     (1) The New Equity Investment was effective March 14, 1997. The historical financial information for the period March 15, 1997 to June 30, 1997 already takes effect for this transaction.

(E) Represents adjustment to record depreciation on the excess of the purchase price relating to the purchase of certain partnership interests from partners, over the net book amount and for properties acquired during or after the six months ended June 30, 1997, to the extent depreciation was not reflected in the historical financial statements.

(F) Represents adjustment to record non-cash compensation expense in 1996 and the first quarter of 1997 associated with the Deferred Stock Grants granted to Executive Officers in connection with the consummation of the Consolidation Transactions, pursuant to the 1996 Plan. The historical Company Statement of Income reflects this non-cash compensation expense from March 15, 1997 through June 30, 1997.

(G) Represents adjustments to: (i) provide for elimination adjustments as a result of combining the operating properties with the management company, which historically charged properties a management fee, (ii) exclude certain non-recurring revenues and expenses including those of Grove Property Services Limited Partnership attributable to brokerage and other services and sales of apartment units, (iii) reclassify certain expenses historically classified by Grove Property Services Limited Partnership as property operating expenses to general and administrative expenses, (iv) decrease general and administrative expenses to reflect the cost savings (predominantly professional fees) associated with operating all Properties on a combined, self-managed basis offset by an increase in compensation expense to the Company's officers, and (v) increase property operating costs subsequent to the Consolidation Transactions to reflect the recombining of certain property leasing costs that GPS provided prior to the Consolidation Transactions and that the Company will commence providing, as follows:
                                                     Six Months     Year Ended
                                                        Ended       December 31,
                                                   June 30, 1997     1996
                                                     --------------------------
(i)  Non-recurring property operating expenses        $  20        $  149
(i)  Non-recurring rental revenues                        9            30
(i)  Non-recurring other revenues                         -           204
(ii) Gain on sales of apartments                          -           138
(ii) Brokerage services - other revenues                  4           307
(iii)Reclassification of other property operating
     to general and administrative                       71           492
(iv) Decrease in general and administrative               9            74
(v)  Increase in property operating expenses             40             -
(H) Elimination of intercompany management fees.

(I) Elimination of non-recurring commission received from an affiliate.

(J) Based upon 2,860,458 OP Units to be owned by Limited Partners and 3,953,829 Common Shares (OP Units are exchangeable on a one-for-one basis into Common Shares) assumed to be outstanding, as follows:

                                           Common Shares
                                                                 OP Units
                                           ------------------------------------
Grove Property Trust at December 31, 1996        620,102                 -
New Equity in March 1997                       3,333,333                 -
Consolidation Transactions in March 1997:
   affiliates                                          -           909,115
   non-affiliates                                      -         1,205,324
June 1997 acquisitions                                 -           420,183
Exercise of stock options in May 1997                394                 -
September 1997 acquisitions                            -           325,836
                                           ====================================
                                               3,953,829         2,860,458
                                           ====================================
                                           ====================================
                                                  58.02%            41.98%
                                           ====================================

                                      Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the combined statements of revenues and certain expenses of the September 1997 Property Acquisitions (the "Properties"), as described in Note 1, for the years ended December 31, 1996 and 1995. The combined statements of revenues and certain expenses are the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statements of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, as amended, as described in Note 2 of Grove Property Trust and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statements of revenues and certain expenses referred to above present fairly, in all material respects, the combined revenues and certain expenses of the September 1997 Property Acquisitions as described in Note 1 for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.



                                         ERNST & YOUNG LLP
New York, New York
September 2, 1997

                                   September 1997 Property Acquisitions

                           Combined Statements of Revenues and Certain Expenses


                                        Six Months
                                           Ended
                                          June 30,         Year Ended
                                            1997          December 31,
                                        (Unaudited)     1996           1995
                                        -----------     ----           ----

                                                    (In thousands)
Revenues:
   Rental income                          $  1,257     $  2,471    $    2,178
   Miscellaneous income                          9           29            14
                                         ----------- ----------- ------------
Total revenues                               1,266        2,500         2,192
                                         ----------- ----------- ------------

Certain expenses:
   Property operating and maintenance          467          807           598
   Real estate taxes                           117          235           208
   Related party management fees                28           57            55
                                         ----------- ----------- ------------
                                               612        1,099           861
                                         =========== =========== ============
Revenues in excess of certain expenses    $    654     $  1,401    $    1,331
                                         =========== =========== ============


See accompanying notes.

                      September 1997 Property Acquisitions

        Notes to the Combined Statements of Revenues and Certain Expenses

                     Years Ended December 31, 1995 and 1996


1. Business

The accompanying Combined Statements of Revenues and Certain Expenses relate to the operations of certain "Properties" known as Glastonbury, Summit and Birch Hill (three residential properties in Connecticut with 288 units, in the aggregate). The Properties were acquired on September 1, 1997, by Grove Property Trust (the "Company"). The Properties were previously owned by affiliates of the Company. Summit and Birch Hill were acquired by the Company's affiliate in February 1995 from an unrelated party. The accompanying combined statement of revenues and certain expenses for the year ended December 31, 1995, includes the operations of these two properties from the date of acquisition by the affiliate.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, as amended, of the Company. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Properties. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

Use of Estimates

The preparation of the Combined Statements of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statements of Revenues and Certain Expenses and accompanying notes.
Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

Interim Unaudited Information

The accompanying Combined Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the Combined Statement of Revenues and Certain Expenses for this interim period have been included. The results of this interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROVE PROPERTY TRUST


Date: November 17, 1997        By:/s/ Joseph R. LaBrosse
                              ---------------------------
                               Joseph R. LaBrosse
                               Chief Financial Officer

                                 EXHIBIT INDEX

2.1 Offer to Exchange All Outstanding Units of Limited Partership Interest, dated as of June 16, 1997 by Grove Operating L.P. to the limited partners of and Farmington Summit Associates Limited Partnership

2.2 Offer to Exchange All Outstanding Units of Limited Partnership Interest, dated as of June 17, 1997 by Grove Operating L.P. to the limited partners of Heritage Court Associates Limited Partnership